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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 31, 2003

Inverness Medical Innovations, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-16789 (Commission file number)	04-3565120 (IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)

Registrant's telephone number, including area code: (781) 647-3900

Not Applicable
(Former name or former address, if changed since last report)

Explanatory Note

        Inverness Medical Innovations, Inc. (the "Company") hereby amends its Current Report on Form 8-K, event date July 31, 2003, in order to add as exhibits certain additional materials relating to its releases, by press release and conference call, regarding the Company's financial results for the quarter ended June 30, 2003.

ITEM 7. EXHIBITS

  (c)
  Exhibits: The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Press Release dated July 31, 2003, entitled "Inverness Medical Innovations Announces Second Quarter Results"
99.2	Transcript of conference call held on July 31, 2003 to discuss second quarter results
99.3	Supplemental Reconciliation of Non-GAAP Financial Measures

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On July 31, 2003, Inverness Medical Innovations, Inc. issued a press release entitled "Inverness Medical Innovations Announces Second Quarter Results," a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1. On July 31, 2003, the Company also held a conference call to discuss its second quarter results. A transcript of the conference call, as well as a reconciliation of certain non-GAAP financial measures disclosed during the conference call, are furnished with this Current Report on Form 8-K as Exhibits 99.2 and 99.3, respectively.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
BY:	/s/ JAY MCNAMARA Jay McNamara Associate General Counsel

Dated: August 6, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 31, 2003, entitled "Inverness Medical Innovations Announces Second Quarter Results"
99.2	Transcript of conference call held on July 31, 2003 to discuss second quarter results
99.3	Supplemental Reconciliation of Non-GAAP Financial Measures

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Explanatory Note
  ITEM 7. EXHIBITS
  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX